UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2016
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FLAMEL TECHNOLOGIES S.A.
(Exact name of registrant as specified in its charter)
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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)
Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: 011 +33 472 78 34 34
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CEO Employment Agreement

On May 24, 2016, Flamel Technologies S.A. ("Flamel") and its subsidiary Eclat Pharmaceuticals, LLC ("Eclat" and, together with Flamel, the "Company") entered into an Employment Agreement (the "CEO Employment Agreement") with Michael S. Anderson providing for the terms of his employment as Chief Executive Officer.  The CEO Employment Agreement provides for a one-year term ending on May 24, 2017 with automatic renewal of the employment term for successive one-year periods thereafter unless the Company or Mr. Anderson provides prior written notice of its or his intention not to renew; provided that the CEO Employment Agreement will automatically terminate on the date Mr. Anderson reaches the age of 75 unless otherwise agreed by Flamel's board of directors.  Mr. Anderson will receive a base salary of $565,000 per annum, subject to annual review, and will be eligible to receive an annual bonus of up to 60% of his base salary.  Mr. Anderson is eligible to receive awards under Flamel's equity compensation plans for employees, in the sole discretion of Flamel's board of directors.  The Company will make available to Mr. Anderson an automobile of his reasonable choosing, and will pay the costs and expenses incidental to the ownership, operation and maintenance of such automobile.  Mr. Anderson will be entitled to paid vacation and time off, health insurance and other benefits consistent with those granted to other executives.

If Mr. Anderson terminates his employment for Good Reason (as defined) or his employment is terminated for Cause (as defined), including the non-renewal of the CEO Employment Agreement by the Company, subject to execution of a termination agreement, Mr. Anderson will be entitled to receive: (a) his then-current annual base salary for 18 months following termination; (b) accrued but unpaid vacation, expense reimbursement, wages and other benefits due to him under Company plans, policies and arrangements; and (c) if so elected by Mr. Anderson, payment on his behalf of premiums for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 until the earlier of: (1) a period of 18 months following termination, or (2) the date upon which he becomes covered under a similar plan.  In the event he terminates his employment for Good Reason or his employment is terminated for Cause, including non-renewal by the Company, and such termination occurs during a Change of Control Period (as defined), Mr. Anderson is also entitled to receive, in a lump-sum payment, the higher of: (A) the greater of (x) his  target bonus as in effect for the fiscal year in which the Change of Control (as defined) occurs, or (y) his target bonus as in effect for the fiscal year in which his termination of employment occurs, or (B) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs.

The CEO Employment Agreement also contains customary confidentiality provisions, as well as non-solicitation provisions that extend for up to one-year following termination of Mr. Anderson's employment with the Company.

The foregoing summary of the CEO Employment Agreement is qualified in its entirety by reference to the full text of the CEO Employment Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

CFO Employment Agreement

On May 23, 2016, the Company entered into an Employment Agreement (the "CFO Employment Agreement") with Michael F. Kanan providing for the terms of his employment as Senior Vice President and Chief Financial Officer.  The employment as to which the CFO Employment Agreement pertains began on November 23, 2015.  The CFO Employment Agreement provides for a one-year term ending on November 23, 2016 with automatic renewal of the employment term for successive one-year periods thereafter unless the Company or Mr. Kanan provides prior written notice of its or his intention not to renew.  Mr. Kanan will receive a base salary of $325,000 per annum, subject to annual review, and will be eligible to receive an annual bonus of up to 40% of his base salary.  Upon approval by Flamel's board of directors, Mr. Kanan will receive an option to purchase 100,000 ordinary shares of Flamel, which option will have an exercise price equal to $16.21, an expiration date of October 28, 2025, and will vest in accordance with the Company's approved vesting schedule.  Mr. Kanan is eligible to receive additional awards under Flamel's equity compensation plans for employees, in the sole discretion of Flamel's board of directors.  Mr. Kanan is also entitled to such paid vacation and time off, health insurance and other benefits consistent with those granted to other executives.

If Mr. Kanan terminates his employment for Good Reason (as defined) or his employment is terminated for Cause (as defined), including the non-renewal of the CFO Employment Agreement by the Company, subject to execution of a reasonable termination settlement agreement, Mr. Kanan will be entitled to receive: (a) his then-current annual base salary for 12 months following termination; (b) accrued but unpaid vacation, expense reimbursement, wages and other benefits due to him under any Company plans, policies and arrangements; and (c) if so elected by Mr. Kanan, payment on his behalf of premiums for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 until the earlier of (1) a period of 12 months following termination, or (2) the date upon which he becomes covered under a similar plan.  In the event he terminates his employment for Good Reason or his employment is terminated for Cause, including the non-renewal of the CFO Employment Agreement by the Company, and such termination occurs during a Change of Control Period (as defined in the CFO Employment Agreement), Mr. Kanan is also entitled to receive, in a lump-sum payment, the higher of: (A) the greater of (x) his target bonus as in effect for the fiscal year in which the Change of Control (as defined) occurs, or (y) his target bonus as in effect for the fiscal year in which his termination of employment occurs, or (B) his actual bonus for performance during the calendar year prior to the calendar year during which the termination of employment occurs.

The CFO Employment Agreement also contains customary confidentiality provisions, as well as non-solicitation provision that extend for up to one-year following termination of Mr. Kanan's employment with the Company.

The foregoing summary of the CFO Employment Agreement is qualified in its entirety by reference to the full text of the CFO Employment Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits:

10.1	Employment Agreement, dated as of May 24, 2016 between Flamel Technologies S.A. and Michael S. Anderson.

10.2	Employment Agreement, dated as of May 23, 2016 between Flamel Technologies S.A. and Michael F. Kanan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FLAMEL TECHNOLOGIES S.A.
By:            /s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: May 27, 2016

EXHIBIT INDEX

Exhibit No.                          Description

10.1	Employment Agreement, dated as of May 24, 2016 between Flamel Technologies S.A. and Michael S. Anderson.

10.2	Employment Agreement, dated as of May 23, 2016 between Flamel Technologies S.A. and Michael F. Kanan.